Exhibit 10.1

Commercial Contract

1. PARTIES AND PROPERTY: *Daniel Thom, as Trustee of Torstonbo Trust, a Florida revocable trust* ("Buyer") agrees to buy and *1612 E. Cape Coral Parkway Holding Co., LLC* ("Seller") agrees to sell the property at:

Street Address: *1612 Cape Coral Pkwy E., Cape Coral, FL 33904*

Legal Description: *See Exhibit A to attached Addendum*

and the following Personal Property: ____________

(all collectively referred to as the "Property") on the terms and conditions set forth below.

2. PURCHASE PRICE:	$	*2,500,000.00*
(a) Deposit held in escrow by: *Old Republic National Title Insurance Company* ("Escrow Agent") (checks are subject to actual and final collection)	$	*200,000.00*
Escrow Agent's address: ____________ Phone: ____________		
(b) Additional deposit to be made to Escrow Agent ☐ within ____ days (3 days, if left blank) after completion of Due Diligence Period or ☒ within *23* days after Effective Date	$	*200,000.00*
(c) Additional deposit to be made to Escrow Agent ☐ within ____ days (3 days, if left blank) after completion of Due Diligence Period or ☐ within ____ days after Effective Date	$	
(d) Total financing (see Paragraph 5)	$	
(e) Other	$	
(f) All deposits will be credited to the purchase price at closing. Balance to close, subject to adjustments and prorations, to be paid via wire transfer.	$	*2,100,000.00*

For the purposes of this paragraph, "completion" means the end of the Due Diligence Period or upon delivery of Buyer's written notice of acceptability.

3. TIME FOR ACCEPTANCE; EFFECTIVE DATE; COMPUTATION OF TIME: Unless this offer is signed by Seller and Buyer and an executed copy delivered to all parties on or before 7-24-2020, this offer will be withdrawn and the Buyer's deposit, if any, will be returned. The time for acceptance of any counter offer will be 3 days from the date the counter offer is delivered. **The "Effective Date" of this Contract is the date on which the last one of the Seller and Buyer has signed or initialed and delivered this offer or the final counter offer or** ____________. Calendar days will be used when computing time periods, except time periods of 5 days or less. Time periods of 5 days or less will be computed without including Saturday, Sunday, or national legal holidays. Any time period ending on a Saturday, Sunday, or national legal holiday will extend until 5:00 p.m. of the next business day. **Time is of the essence in this Contract.**

4. CLOSING DATE AND LOCATION:

(a) Closing Date: This transaction will be closed on ~~*August 20, 2020*~~ 30 days from effective Date (Closing Date), unless specifically extended by other provisions of this Contract. The Closing Date will prevail over all other time periods including, but not limited to, Financing and Due Diligence periods. In the event insurance underwriting is suspended

Buyer (DT) (____) and Seller (GM) (____) acknowledge receipt of a copy of this page, which is Page 1 of 8 Pages.

CC-5 Rev. 9/17
©2017 Florida Realtors®
Licensed to Alta Star Software and ID1835170.468466
Software and added formatting © 2020 Alta Star Software, all rights reserved. • www.altastar.com • (877) 279-8898

17. DISCLOSURES:

(a) Commercial Real Estate Sales Commission Lien Act: The Florida Commercial Real Estate Sales Commission Lien Act provides that a broker has a lien upon the owner's net proceeds from the sale of commercial real estate for any commission earned by the broker under a brokerage agreement. The lien upon the owner's net proceeds is a lien upon personal property which attaches to the owner's net proceeds and does not attach to any interest in real property. This lien right cannot be waived before the commission is earned.

(b) Special Assessment Liens Imposed by Public Body: The Property may be subject to unpaid special assessment lien(s) imposed by a public body. (A public body includes a Community Development District.) Such liens, if any, shall be paid as set forth in Paragraph 9(e).

(c) Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

(d) Energy-Efficiency Rating Information: Buyer acknowledges receipt of the information brochure required by Section 553.996, Florida Statutes.

18. RISK OF LOSS:

(a) If, after the Effective Date and before closing, the Property is damaged by fire or other casualty, **Seller** will bear the risk of loss and **Buyer** may cancel this Contract without liability and the deposit(s) will be returned to **Buyer**. Alternatively, **Buyer** will have the option of purchasing the Property at the agreed upon purchase price and **Seller** will credit the deductible, if any and transfer to **Buyer** at closing any insurance proceeds, or **Seller's** claim to any insurance proceeds payable for the damage. **Seller** will cooperate with and assist **Buyer** in collecting any such proceeds. **Seller** shall not settle any insurance claim for damage caused by casualty without the consent of the **Buyer**.

(b) If, after the Effective Date and before closing, any part of the Property is taken in condemnation or under the right of eminent domain, or proceedings for such taking will be pending or threatened, **Buyer** may cancel this Contract without liability and the deposit(s) will be returned to **Buyer**. Alternatively, **Buyer** will have the option of purchasing what is left of the Property at the agreed upon purchase price and **Seller** will transfer to the **Buyer** at closing the proceeds of any award, or **Seller's** claim to any award payable for the taking. **Seller** will cooperate with and assist **Buyer** in collecting any such award.

19. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise ☒ is not assignable ☐ is assignable. If this Contract may be assigned, **Buyer** shall deliver a copy of the assignment agreement to the **Seller** at least 5 days prior to Closing. The terms "**Buyer**," "**Seller**" and "Broker" may be singular or plural. This Contract is binding upon **Buyer**, **Seller** and their heirs, personal representatives, successors and assigns (if assignment is permitted).

20. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between **Buyer** and **Seller**. Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records.

21. BROKERS: Neither **Seller** nor **Buyer** has used the services of, or for any other reason owes compensation to, a licensed real estate Broker other than:

(a) Seller's Broker: *Cushman & Wakefield* ________________,
(Company Name) (Licensee)

5220 Summerlin Commons Blvd., #500 FTM FL 33907,
(Address, Telephone, Fax, E-mail)

who ☐ is a single agent ☒ is a transaction broker ☐ has no brokerage relationship and who will be compensated by ☒ **Seller** ☐ **Buyer** ☐ both parties pursuant to ☐ a listing agreement ☒ other (specify) ________________
3% paid at Closing, see Addendum.

(b) Buyer's Broker: *RealAmerica Realty* *CQ268274*,
(Company Name) (Licensee)

1423 SE 16 PL. #105 Cape Coral FL 33990,
(Address, Telephone, Fax, E-mail)

Buyer (____) (____) and Seller (____) (____) acknowledge receipt of a copy of this page, which is Page 6 of 8 Pages.

CC-5 Rev. 9/17
©2017 Florida Realtors®
Licensed to Alta Star Software and ID1835170.468486
Software and added formatting © 2020 Alta Star Software, all rights reserved. • www.altastar.com • (877) 279-8898

ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

Each person signing this Contract on behalf of a party that is a business entity represents and warrants to the other party that such signatory has full power and authority to enter into and perform this Contract in accordance with its terms and each person executing this Contract and other documents on behalf of such party has been duly authorized to do so.

[signature] as TRE ________ Date: 7-23-2020
(Signature of Buyer

Daniel Thom, as Trustee ________ Tax ID No.: ________
(Typed or Printed Name of Buyer)

Title: ***Trustee of Torstonbo Trust*** ________ Telephone: ________

________ Date: ________
(Signature of Buyer

________ Tax ID No.: ________
(Typed or Printed Name of Buyer)

Title: ________ Telephone: ________

Buyer's Address for purpose of notice ________

Facsimile: ________ Email: ________

________ Date: ________
(Signature of Seller)

1612 E. Cape Coral Parkway Holding Co., LLC ________ Tax ID No.: ________
(Typed or Printed Name of Seller)

Title: ~~***President of Manager***~~ CEO ________ Telephone: ________

[signature] ________ Date: 7/24/2020
(Signature of Seller)

________ Tax ID No.: ________
(Typed or Printed Name of Seller)

Title: ________ Telephone: ________

Seller's Address for purpose of notice: ________

Facsimile: ________ Email: ________

The Florida Association of REALTORS® makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS® and who subscribe to its Code of Ethics. The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of this form by any means including facsimile or

Buyer (DT) (____) and Seller (JM) (____) acknowledge receipt of a copy of this page, which is Page 8 of 8 Pages.

CC-5 Rev. 9/17 ©2017 Florida Realtors®
Licensed to Alta Star Software and ID1835170.466466
Software and added formatting © 2020 Alta Star Software, all rights reserved. • www.altastar.com • (877) 279-8898

ADDENDUM TO COMMERCIAL CONTRACT

This Addendum amends and becomes a part of that certain Commercial Contract (the “Contract”) of even date between 1612 E. Cape Coral Parkway Holding Co., LLC, a Florida limited liability company (“Seller”) and Torstonbo Trust, a Florida revocable trust, through its undersigned trustee (“Buyer”). In consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which the parties hereby acknowledge, Buyer and Seller hereby agree as follows:

1. All capitalized terms used in this Addendum which are not otherwise defined herein shall have the meaning given to them in the Contract.

2. In the event of inconsistency between the Contract and this Addendum, the provisions of this Addendum shall control.

3. The legal description of the Property is attached hereto and incorporated herein as Exhibit A, and shall be used in all closing documents for this transaction; provided, however, that Seller agrees to also execute a quit claim deed with a revised legal description of the Property upon receipt of the title commitment or survey, if deemed necessary by the title agent or surveyor.

4. Section 5 of the Contract is deleted. The Contract is not contingent on financing.

5. Section 6 of the Contract is amended to provide that Seller will convey title by Special Warranty Deed. The title insurance commitment shall be provided by Buyer’s selected title agent (which shall be Gulfside Title Services, LLC, 7763 Starkey Rd., Seminole, Florida) and written on Old Republic National Title Insurance Company within 20 days after the Effective Date. The title curative provisions of Section 6(b) of the Contract shall not be construed as an obligation of Seller to cure or attempt to cure any title or survey defect to which Buyer timely objects, but Seller’s failure to timely cure any such title or survey defect shall entitle Buyer to terminate the contract in accordance with such provision. Seller shall have no obligation to pay for any title-related costs if the Closing fails to occur, and Buyer shall indemnify and protect Seller from any costs or claims related thereto.

6. The transaction will be closed through an escrow closing coordinated by the title insurance agent.

7. Notwithstanding anything to the contrary in Section 12 or any other provision of the Contract, the parties agree that the obligations and deadlines under the Contract shall be not relieved or adjusted for reasons related to the current COVID-19 Pandemic or any governmental or business closures related thereto.

8. The final sentence of subsection 14(a) of the Contract is hereby deleted.

9. Section 19 of the Contract is amended to provide that the Contract may be assigned to an entity or trust owned or controlled by, or under common ownership or control with, Buyer, but is otherwise not assignable.

10. All Broker indemnity and hold harmless obligations of Seller contained in Section 21 of the Contract are hereby deleted.

11. Buyer and any parties accessing the Property on Buyer’s behalf shall at all times during the term of this Agreement maintain commercial general liability and contractual liability insurance covering such inspection activities in an amount of at least One Million and No/100 Dollars ($1,000,000.00) naming Seller as an additional insured, and shall provide Seller with proof of such coverage as a condition to accessing the Property.

12. AS-IS DISCLAIMER. BUYER ACKNOWLEDGES THAT SELLER DID NOT ORIGINALLY DEVELOP THE PROPERTY. SELLER INTENDS THERE TO BE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PHYSICAL OR LEGAL CONDITION OF THE PROPERTY. BUYER AND SELLER AGREE THAT SELLER HAS MADE NO REPRESENTATIONS, WARRANTIES, OR AGREEMENTS AS TO ANY MATTERS CONCERNING THE PROPERTY AND, SUBJECT TO BUYER’S RIGHTS OF INSPECTION PROVIDED HEREIN, BUYER IS PURCHASING THE PROPERTY “AS-IS”, “WHERE-IS.” AND WITH ALL FAULTS. BUYER AGREES THAT IT WILL, AS AND TO THE EXTENT IT DEEMS NECESSARY OR ADVISABLE, PERFORM EXAMINATIONS AND INVESTIGATIONS OF THE PROPERTY PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON WHICH IS NOT EXPRESSLY SET FORTH HEREIN. THIS PARAGRAPH SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

13. If and when the Contract closes, Seller shall pay commissions to the two Brokers named in the Contract in the amount of 3% each at Closing pursuant to the terms of a separate agreement, and otherwise Buyer and Seller shall each indemnify, protect and defend the other from broker or consultant claims arising through the actions or agreements of the indemnifying party.

14. Tax Deferred Exchange. Either party may consummate the purchase and sale of the Property as part of a so-called like kind exchange (the “Exchange”) pursuant to §1031 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that: (i) the non-exchanging party shall be provided with written notice by the exchanging party of such Exchange at least fifteen (15) days prior to Closing, the Closing shall not be delayed or affected by reason of the Exchange, and the consummation or accomplishment of the exchange shall not be a condition precedent or condition subsequent to the parties’ respective obligations under this Contract; (ii) the exchanging party shall effect the Exchange through an assignment of this Contract, or its rights under this Contract, to a qualified intermediary; (iii) the non-exchanging party shall not be required to take an assignment of the purchase agreement for the relinquished property or be required to acquire or hold title to any real property for purposes of consummating the Exchange; and (iv) the exchanging party shall pay all costs associated with such Exchange. The non-exchanging party shall not by this agreement or acquiescence to the Exchange (i) have its rights under this Contract affected or diminished in any manner, (ii) be responsible for any costs of the Exchange; or (iii) be responsible for compliance with or be deemed to have warranted to the exchanging party that the Exchange in fact complies with §1031 of the Code.

15, Buyer and Seller acknowledge that Seller is not presently the record owner of the Property but title to the Property is in the process of being transferred from the current title holder to Seller prior to the Closing.

IN WITNESS WHEREOF, Buyer and Seller have executed this instrument on the dates entered below, the later of which shall be the “Effective Date.”

BUYER:

Torstonbo Trust, a Florida revocable trust under agreement dated 7-21-2020

By:	/s/ Daniel Thom, as Trustee
Daniel Thom, as Trustee

Date:	7-23-2020

SELLER:

1612 E. Cape Coral Parkway Holding Co.,
LLC, a Florida limited liability company

By:	Legacy Education Alliance
Holdings, Inc., its manager

	By:	James E May
	Name:	James E May
	Title:	CEO
	Date:	7/24/2020

EXHIBIT A

Legal Description

Parce l

Lots 3, 4, and 5, Block 440, Unit 6, Part 6, Cape Coral, according to the plat thereof as recorded in Plat Book 16, Page 136 of the Public Records of Lee County, Florida; less the following described portion thereof:

Beginning at the northeast corner of Section 18, Township 45 South, Range 24 East and proceeding south along the east line of said Section 18, a distance of 240.0 feet to a point; thence N 89° 24’ 01” W for a distance of 24.74 feet to a point said point being the point of curve at the east end of the north property line of said Block 440. Said point also being the northeast corner of the parcel to be reserved and hereinafter referred to as the Point of Beginning; thence S 0° 35’ 59” W for a distance of 14.0 feet to a point; thence N 89° 24’ 01“W for a distance of 16.0 feet to a point; thence N 0° 35’ 59” E for a distance of 14.0 feet to a point; thence S 89° 24’ 01” E for a distance of 16.0 feet to the Point of Beginning; and also less the following described portion of Lot 5:

Commence at the point of intersection of a 15 ft. radius curve at the northwest corner of said Lot 5; thence along the northerly tangent of said curve S 89° 24’ 01” E, 15.16 feet to the point of tangency, said point being the Point of Beginning; thence along the north line of said Lot 5, S 89° 24’ 01” E, 184.84 feet to the intersection of the southerly prolongation of the west line of Lot 3; thence along the southerly prolongation of said Lot 3 south, 156.74 feet to the intersection of the northerly right-of-way of Waikiki Avenue; thence along said right-of-way line S 55° 30’ 00” W, 166.64 feet to the beginning of a curve concave to the northeast, having a radius of 40.00 feet, and a central angle of 124° 30’ 00”; thence along the arc of said curve 86.92 feet to the point of tangency, said point being on the east right-of-way line of Del Prado Boulevard; thence along said right-of-way line north, 205.09 feet to the beginning of a curve concave to the southeast, having a radius of 15.00 feet, and a central angle of 90° 35’ 59”; thence along the arc of said curve 23.72 feet to a point of tangency, and the Point of Beginning; and including the 20’ wide alley lying adjacent to Lots 2, 3, 4, and 5 as vacated according to O.R. 562, Page 645, less that portion of said alley as described in O.R. 567, Page 234 of the Public Records of Lee County, Florida.

Parcel 2

A portion of Lot 5, Block 440, Unit 6, Part 6, Cape Coral, according to the plat thereof as recorded in Plat Book 16, Page 136 of the Public Records of Lee County, Florida, more particularly described as follows:

From the point of intersection of a 15 ft. radius curve at the northwest corner of said Lot 5, said intersection also being the Point of Beginning; thence along the northerly tangent of said curve S 89° 24’ 01” E, 15.16 feet to the point of tangency; thence along the north line of said Lot 5, S 89° 24’ 01” E, 184.84 feet to the intersection of the southerly prolongation of the west line of Lot 3; thence along the southerly prolongation of said Lot 3, south 156.74 feet to the intersection of the northerly right-of-way of Waikiki Avenue; thence along said right-of-way line S 55° 30’ 00” W, 166.64 feet to the beginning of a curve concave to the northeast, having a radius of 40.00 feet, and a central angle of 124° 30’ 00”; thence along the arc of said curve 86.92 feet to the point of tangency, said point being on the east right-of-way line of Del Prado Boulevard; thence along said right-of-way line north, 220.25 feet to the Point of Beginning.

12